PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

Prudential Asset Allocation Funds

Prudential Moderate Allocation Fund

Supplement dated September 27, 2010 to the Summary Prospectus dated February 16, 2010

At a recent meeting of the Board of Directors of the Prudential Investment Portfolios, Inc., the Board approved setting a range around the Fund's target equity/fixed income allocation.

This supplement amends the Summary Prospectus of the Fund, as set forth below:

 In the section captioned “Investments, Risks and Performance –Principal Investment Strategies," the fourth paragraph is hereby deleted and replaced with the following:

The Moderate Allocation Fund seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities. Under normal circumstances, the Fund will invest approximately 65% (which may range from 60% to 70% of assets) of its total assets in Underlying Funds that invest primarily in a diversified portfolio of equity securities, with the remainder invested in Underlying Funds that invest primarily in fixed income securities. The investment adviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors looking for a balance of long-term capital growth and current income, with some tolerance for investment risk and market volatility.

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